UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2025

GXO LOGISTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40470	86-2098312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	GXO	New York Stock Exchange
3.750% Notes due 2030	GXO/30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On December 11, 2025, Brad Jacobs informed the board of directors (the “Board”) of GXO Logistics, Inc. (the “Company”) of his decision to resign from his position as Chairman of the Board and a member of the Board, effective December 31, 2025.

The decision by Mr. Jacobs to resign from the Board was not the result of any disagreement with the Company on any matter regarding the Company’s operations, policies or practices.

In connection with the resignation of Mr. Jacobs, Patrick Byrne was appointed as the new Chairman of the Board and the size of the Board was reduced from ten directors to nine directors, in each case, effective as of Mr. Jacobs’ resignation.

Item 7.01	Regulation FD Disclosure.

On December 15, 2025, the Company issued a press release announcing Mr. Jacobs’ resignation from the Board and the appointment of Mr. Byrne as the new Chairman of the Board. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated December 15, 2025.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GXO Logistics, Inc.

Date: December 15, 2025	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Chief Legal Officer